UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 14, 2003

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eighth and Main Streets

P.O. Box 391

West Point, Virginia 23181

(Address of principal executive offices)

(Registrant’s telephone number,

including area code) (804-843-2360)

(Former name or former address, if changed since last report)

Item 5.    Other Events

(a)     As stated in the attached press release, C&F Financial Corporation repurchased 80,000 shares of its common stock in privately negotiated transactions at prices between $28.00 and $28.50 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION

REGISTRANT

Date:    March 14, 2003

By:    /s/  Thomas F. Cherry

      Thomas F. Cherry

      Chief Financial Officer